Supplement dated November 4, 2024
to the following initial summary prospectus(es):
Soloist dated May 1, 2024
This supplement updates certain information contained in your initial summary prospectus. Please read and retain this supplement for future reference.
The following underlying mutual fund is offered as an investment option under the contract.
Effective December 31, 2024, the name of the investment option is updated as indicated below:
CURRENT NAME	UPDATED NAME
Delaware Ivy High Income Fund - Class I	Macquarie High Income Fund - Institutional Class
ISP-0812